UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025 (January 27, 2025)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of a Director

On January 27, 2025, Tom Kelly, a member of the Board of Directors (the “Board”), notified The Scotts Miracle-Gro Company (the “Company”) of his resignation from the Board with his term ending January 31, 2025. As a Class II director, Mr. Kelly’s term was set to expire at the Company’s 2027 Annual Meeting of Shareholders. Mr. Kelly was a member of the Finance Committee, the Compensation and Organization Committee and Chair of Innovation & Technology Committee and confirmed that his departure was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointment of a Director

On January 31, 2025, the Board, upon the recommendation of the Nominating and Governance Committee of the Board (“Nominating Committee”), appointed Nick Miaritis as a Class II member of the Board to fill a vacancy arising from Mr. Kelly’s departure. As a Class II director, Mr. Miaritis will hold office for a term scheduled to expire at the 2027 Annual Meeting of Shareholders of the Company. Upon the recommendation of the Nominating Committee, the Board also appointed Mr. Miaritis to serve on the Board’s Finance Committee as well as the Innovation & Technology Committee.

In his capacity as a non-employee director of the Company, Mr. Miaritis will receive the same compensation for 2025 as other non-employee directors of the Company, which consists of cash retainer payments in the amount of $115,000 and a grant of restricted stock units (“RSUs”) based on the closing price of SMG shares on January 31, 2025 having a grant date value of $210,000. The RSUs, which are granted under The Scotts Miracle-Gro Company Long-Term Incentive Plan, will vest on January 31, 2026 (the “Vesting Date”) provided that his Board service has continued at least through the date of the Company’s 2026 Annual Meeting of Shareholders if it is held prior to the Vesting Date, subject to accelerated vesting in the event of Mr. Miaritis’ death or disability.

A copy of the Company's news release announcing these changes is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 27, 2025, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on December 2, 2024, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 57,453,525 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 52,878,462 Common Shares, or approximately 92% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1 — Election of Directors.

Each of David C. Evans, Adam Hanft, Stephen L. Johnson and Katherine Hagedorn Littlefield was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2028. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David C. Evans	46,263,189	1,794,983	65,048	4,755,242

Adam Hanft	45,066,172	2,983,358	73,690	4,755,242

Stephen L. Johnson	41,637,586	6,412,164	73,470	4,755,242

Katherine Hagedorn Littlefield	45,117,788	2,939,022	66,410	4,755,242

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,367,004	14,652,526	103,690	4,755,242

Proposal 3 — Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2025.

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,683,538	1,125,732	69,192	—

To Approve an Amendment and Restatement of The Scotts Miracle-Gro Company Discounted Stock Purchase Plan to Increase the Maximum Number of Common Shares Available for Issuance.

The amendment and restatement of The Scotts Miracle-Gro Company Amended and Restated Discounted Stock Purchase Plan to increase the maximum number of common shares available for issuance under the Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,792,123	251,347	79,750	4,755,242

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on January 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	January 31, 2025	By:	/s/ DIMITER TODOROV
Printed Name: Dimiter Todorov
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 31, 2025
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on January 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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